UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007
VERIFONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)
(408) 232-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits.
Signature
Exhibit Index
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01 Entry into a Material Definitive Agreement.
     On June 22, 2007, VeriFone Holdings, Inc. (the “Company”) entered into an Indenture (the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), relating to the Company’s issuance of $316.25 million aggregate principal amount of 1.375% Senior Convertible Notes due 2012 (the “Notes”). A copy of the Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.
     The Notes will be convertible into cash and, if applicable, shares of the Company’s common stock, $0.01 par value per share, based on an initial conversion rate, subject to adjustment, of 22.7190 shares per $1,000 principal amount of Notes (which represents an initial conversion price of approximately $44.02 per share) at any time on or prior to the close of business on the second business day immediately preceding the maturity date of the Notes only under the following circumstances: (1) on any date during any fiscal quarter beginning after October 31, 2007 (and only during such fiscal quarter) if the closing sale price of the Company’s common stock was more than 130% of the then current conversion price for at least 20 trading days in the period of the 30 consecutive trading days ending on the last trading day of the previous fiscal quarter; (2) at any time on or after March 15, 2012; (3) if the Company distributes to all holders of its common stock rights or warrants (other than pursuant to a rights plan) entitling them to purchase, for a period of 45 calendar days or less, shares of the Company’s common stock at a price less than the average closing sale price for the ten trading days preceding the declaration date for such distribution; (4) if the Company distributes to all holders of its common stock, cash or other assets, debt securities or rights to purchase the Company’s securities (other than pursuant to a rights plan), which distribution has a per share value exceeding 10% of the closing sale price of the Company’s common stock on the trading day preceding the declaration date for such distribution; (5) during a specified period if certain types of fundamental changes occur; or (6) during the five business-day period following any five consecutive trading-day period in which the trading price for the Notes was less than 98% of the average of the closing sale price of the Company’s common stock for each day during such five trading-day period multiplied by the then current conversion rate. Unless and until the Company obtains stockholder approval to amend its certificate of incorporation to increase its authorized capital, the maximum number of shares available for issuance upon conversion of each $1,000 principal amount of Notes will be the pro rata portion of an aggregate of 3,250,000 shares allocable to such Note, which equates to 10.2766 shares per $1,000 principal amount of Notes. The Company has agreed to use its reasonable best efforts to seek such stockholder approval within one year of the issuance of the Notes.
     The Company will pay 1.375% interest per annum on the principal amount of the Notes, payable semi-annually in arrears in cash on June 15 and December 15 of each year, commencing on December 15, 2007.
     If a fundamental change, as defined in the Indenture, occurs prior to the maturity date, holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date.
     The Notes will be senior unsecured obligations and will rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Notes will be effectively subordinated to any secured indebtedness to the extent of the value of the related collateral and structurally subordinated to indebtedness and other liabilities of the Company’s subsidiaries including any secured indebtedness of such subsidiaries.
     The Indenture provides for customary events of default, including: nonpayment, breach of the covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy, insolvency and reorganization. If any event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, together with interest, if any, accrued thereon.
     In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of June 22, 2007, with the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed (1) to use reasonable best efforts to cause a shelf registration statement covering resales of the Notes and the shares of common stock issuable upon conversion of the Notes to be declared effective or to cause an existing shelf registration statement to be made available within 180 days after the original issuance of the Notes and (2) to use its reasonable best efforts to keep effective the shelf registration statement until the earliest of (i) the date when the holders of transfer restricted Notes and shares of common stock issued upon conversion of the Notes are able to sell all such securities immediately without restriction under Rule 144(k) under the Securities Act of 1933, as amended (the “Securities Act”), (ii) the date when all transfer restricted Notes and shares of common stock issued upon conversion of the Notes are registered under the registration statement and sold pursuant thereto and (iii) the date when all transfer restricted Notes and shares of common stock issued upon conversion of the Notes have ceased to be outstanding. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference, and hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
     In connection with the offering of the notes, the Company entered into convertible note hedge transactions with affiliates of the initial purchasers (the “counterparties”). These transactions are expected generally to reduce the potential dilution upon conversion of the Notes in the event that the volume weighted average price of the Company’s common stock on each trading day of the relevant conversion period or other relevant valuation period is greater than the applicable strike price of the convertible note hedge transactions, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the adjustments applicable to the conversion price of the Notes. The Company has also entered into warrant transactions with the counterparties. If the volume weighted average price of the Company’s common stock on each trading day of the measurement period at maturity of the warrants exceeds the applicable strike price of the warrants, there would be dilution to the extent that such volume weighted average price of the Company’s common stock exceeds the applicable strike price of the warrants. The warrants have an initial strike price of $62.536 per share which may reset, if higher, to a 70% premium over the market price of the Company’s common stock determined approximately six months from the original issue date of the warrants. Unless and until the Company obtains stockholder approval to amend its certificate of incorporation to increase its authorized capital, the maximum number of shares issuable upon exercise of the warrants will be 1,000,000 shares of the Company’s common stock. If the Company does not obtain stockholder approval to amend its certificate of incorporation to increase its authorized capital by the date of the second annual meeting of the Company’s stockholders after the date of the pricing of the Notes, the number of shares of the Company’s common stock underlying the warrants will increase by 10%, and the warrants will be subject to early termination by the counterparties. Copies of the Confirmations of Convertible Note Hedge Transaction are filed as Exhibits 10.1 and 10.2 and are incorporated herein by reference; the description of the convertible note hedge transactions in this report is a summary and is qualified in its entirety by the terms of the Confirmations of the Convertible Note Hedge Transactions. Copies of the Confirmations of Warrant Transactions and the Amendments to the Confirmations of Warrant Transactions are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference and hereby filed; the description of the warrant transactions in this report is a summary and is qualified in its entirety by the terms of the Confirmation of Warrant Transactions and the Amendments to Confirmations of Warrant Transactions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
     On June 18, 2007, the Company agreed to sell to the initial purchasers $275.00 million aggregate principal amount of the Notes through an offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also granted the initial purchasers an option to purchase up to an additional $41.25 million aggregate principal amount of Notes, which option was exercised in full on June 21, 2007. The net proceeds from the offering, after deducting the initial purchasers’ discounts and the estimated offering expenses payable by the Company, were approximately $307.77 million. The initial purchasers received aggregate discounts of approximately $7.12 million in connection with the offering of the Notes.
     The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The initial purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.
     The Notes and the underlying common stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
     Also on June 18, 2007 and June 21, 2007, the Company agreed to sell warrants to acquire, subject to customary anti-dilution adjustments, approximately 7,184,884 shares of the Company’s common stock in the aggregate, at an initial strike price of $62.536 per share, which may reset, if higher, to a 70% premium over the market price of the

Company’s common stock determined in approximately six months from the original issue date of the warrants. The sale of the warrants was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $31.19 million from the sale of the warrants.
     Additional information pertaining to the Notes and the warrants is contained in Item 1.01 and is incorporated herein by reference.
     Neither the warrants nor the underlying common stock issuable upon conversion of the warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture related to the 1.375% Senior Convertible Notes due 2012, dated as of June 22, 2007, between VeriFone Holdings, Inc. and U.S. Bank National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of June 22, 2007, between VeriFone Holdings, Inc. and Lehman Brothers Inc. and J.P. Morgan Securities Inc.

Exhibit 10.1	Confirmation of Convertible Note Hedge Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.2	Confirmation of Convertible Note Hedge Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.3	Confirmation of Warrant Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.4	Confirmation of Warrant Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.5	Amendment to Confirmation of Warrant Transaction, dated June 21, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.6	Amendment to Confirmation of Warrant Transaction, dated June 21, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.
Date: June 22, 2007	By:	/s/ Barry Zwarenstein
	Name:	Barry Zwarenstein
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture related to the 1.375% Senior Convertible Notes due 2012, dated as of June 22, 2007, between VeriFone Holdings, Inc. and U.S. Bank National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of June 22, 2007, between VeriFone Holdings, Inc. and Lehman Brothers Inc. and J.P. Morgan Securities Inc.

Exhibit 10.1	Confirmation of Convertible Note Hedge Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.2	Confirmation of Convertible Note Hedge Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.3	Confirmation of Warrant Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.4	Confirmation of Warrant Transaction, dated June 18, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch

Exhibit 10.5	Amendment to Confirmation of Warrant Transaction, dated June 21, 2007, by and between VeriFone Holdings, Inc. and Lehman Brothers OTC Derivatives Inc.

Exhibit 10.6	Amendment to Confirmation of Warrant Transaction, dated June 21, 2007, by and between VeriFone Holdings, Inc. and JPMorgan Chase Bank, National Association, London Branch